Exhibit 10.3
April 19, 2011
Aaron’s, Inc.
1100 Aaron Building
309 East Paces Ferry Road, NE
Atlanta, GA 30305-2377
Attn: Gilbert L. Danielson
Aaron Investment Company
Two Greenville Crossing
4005 Kennett Pike, Suite 220
Greenville, Delaware 19807
Attn: Marianne Stearns and Linda Jones
Ladies and Gentlemen:
We refer to that certain Note Purchase Agreement, dated as of July 27, 2005, as amended by that certain First Amendment to Note Purchase Agreement, dated as of November 4, 2008 (as in effect immediately prior to the date hereof, the “Existing Note Purchase Agreement”), among Aaron’s, Inc. (f/k/a Aaron Rents, Inc.), a Georgia corporation (the “Company”), Aaron Investment Company, a Delaware corporation (together with the Company, each an “Obligor”, and collectively, the “Obligors”), and the holders of Notes from time to time parties thereto (collectively, the “Noteholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Existing Note Purchase Agreement, as amended hereby (as so amended, the “Note Purchase Agreement”).
As you have requested, the Noteholders party hereto hereby agree to amend the Existing Note Purchase Agreement by (i) deleting the “and” from the end of clause (g) of paragraph 6I, (ii) deleting the “.” from the end of clause (h) of paragraph 6I and inserting “; and” in lieu thereof, and (iii) adding the following new clause (i) to the end of paragraph 6I: “(i) Investments in investment grade corporate bonds and variable rate demand notes having a rating of BBB+ (or the equivalent) or higher, at the time of acquisition thereof, from S&P or Moody’s and in either case maturing within two years from the date of acquisition thereof in an aggregate amount not to exceed $125,000,000 at any time.”
Additionally, the Noteholders and the Obligors hereby agree and acknowledge that all references in the Note Purchase Agreement to “Aaron Rents, Inc.” shall be deemed to mean “Aaron’s, Inc.”
To induce the Noteholders to execute and deliver this letter agreement (this “Amendment”), by signing below, each Obligor consents to the terms of this Amendment and represents and warrants that no Default or Event of Default has occurred and is continuing and the representations and warranties of the Obligors set forth in the Note Purchase Agreement and all other instruments, agreements, documents and writings executed in connection with the foregoing (collectively, the “Transaction Documents”) are true and correct in all material respects except to the extent such representations and warranties relate solely to an earlier date.

The amendments set forth above are limited solely to the specific amendments listed above and shall not be deemed to be amendments or waivers of any other provision of the Note Purchase Agreement or other Transaction Documents. As modified by this Amendment, the Note Purchase Agreement shall remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of the Obligors. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York and all applicable laws of the United States of America. The Obligors agree to pay on demand all costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Noteholders in connection with this Amendment and the transactions contemplated hereby. This Amendment constitutes the entire understanding of the parties hereto and supersedes any other prior or contemporaneous negotiations or agreements with respect to the subject matter hereof. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.
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Please countersign below to evidence your acknowledgment and agreement to the terms of this Amendment.

Very truly yours, GIBRALTAR LIFE INSURANCE CO., LTD.
By:	Prudential Investment Management (Japan),
Inc., as Investment Manager

By:	Prudential Investment Management, Inc.,
as Sub-Advisor

By:	/s/ Jay S. White
	Name:	Jay S. White
	Title:	Senior Vice President

ZURICH AMERICAN INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as General Partner

By:	/s/ Jay S. White
	Name:	Jay S. White
	Title:	Senior Vice President

PRUCO LIFE INSURANCE COMPANY
By:	/s/ Jay S. White
	Name:	Jay S. White
	Title:	Assistant Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P.,
as Investment Advisor

By:	Prudential Private Placement Investors, Inc.,
as General Partner

By:	/s/ Jay S. White
	Name:	Jay S. White
	Title:	Senior Vice President

Acknowledged and agreed to as of the date herein above written:

AARON’S, INC.
By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Executive Vice President and Chief Financial Officer

AARON INVESTMENT COMPANY
By:	/s/ Gilbert L. Danielson
	Name:	Gilbert L. Danielson
	Title:	Vice President and Treasurer

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